Exhibit 10.1

EXECUTION VERSION

This AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of November 14, 2019, is by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WOFS ASSURANCE LIMITED, a Bermuda exempted company (“WOFS”, and together with WIL-Bermuda, the “Borrowers”), WEATHERFORD INTERNATIONAL PLC, an Irish public limited company (“WIL-Ireland”), each of the Guarantors in their capacities as such (together with the Borrowers and WIL-Ireland, the “Obligors”), the Lenders (as defined below) party hereto from time to time and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the Issuing Banks party hereto from time to time.

W I T N E S E T H :

WHEREAS, the Borrowers, WIL-Ireland, the Guarantors, the Administrative Agent and the Lenders party thereto are parties to that certain Forbearance Agreement, dated as of July 1, 2019 (as amended, supplemented or otherwise modified, the “Forbearance Agreement”).

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Forbearance Agreement, and the Lenders party hereto have agreed to amend the Forbearance Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Forbearance Agreement.

SECTION 2.         AMENDMENT. Section 3.1(a)(iv)(A) of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

“(iv)     (A) The Borrower shall not have delivered to the Lenders on or before November 30, 2019, an executed and binding commitment letter in respect of the exit revolving credit facility in the principal amount of not less than $600,000,000, including a letter of credit sublimit of up to $550,000,000, from one or more creditworthy financial institutions which provides financings of this type in the ordinary course of its business and which is reasonably capable of fulfilling its commitment and with such conditions to funding that are customary for financings of this type (the “Revolver Exit Commitment”)”

SECTION 3.         CONDITIONS PRECEDENT.

3.1              Amendment Effective Date. This Amendment shall become effective (the “Amendment Effective Date”) on the first date on which all of the following conditions have been satisfied or waived by the Administrative Agent and the Required Lenders:

(a)               Execution and Delivery. The Administrative Agent shall have received counterparts of this Amendment duly executed by (a) the Borrowers and WIL-Ireland and (b) the Required Lenders.

(b)               No Default. There shall be no Default or Event of Default (other than the Specified Events of Default).

(c)               Representations and Warranties. As of the Amendment Effective Date, the representations and warranties contained in this Agreement, the Credit Agreement and in each other Loan Document (other than with respect to Specified Events of Default) shall be true and correct in all material respects (or in any respect to the extent such representation or warranty is qualified by materiality) on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in any respect to the extent such representation or warranty is qualified by materiality) on and as of such earlier date.

(d)               Payment of Legal Fees. The Obligors shall have paid, on the Amendment Effective Date and to the extent invoiced to the Borrowers at least one (1) Business Days prior thereto, the reasonable and documented out-of-pocket accrued expenses of the Administrative Agent, including, without limitation, the reasonable and documented fees, charges and disbursements of Simpson Thacher & Bartlett LLP.

SECTION 4.         REPRESENTATIONS AND WARRANTIES. In order to induce the Credit Parties party hereto to enter into this Amendment, the Obligors party hereto hereby represent and warrant to the Credit Parties that:

(a)               each Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to execute, deliver and perform its obligations under this Amendment;

(b)               the representations and warranties of each Obligor contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (except with respect to the Specified Events of Default) as if made on and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date;

(c)               the execution, delivery, and performance by each Obligor of this Amendment, (i) have been duly authorized by all necessary corporate, partnership or other proceedings on its part or on its behalf, (ii) does not and will not violate any applicable law or regulation applicable to such Obligor or the charter, limited liability company agreement, by-laws or other organizational documents of such Obligor or any order of any Governmental Authority, (iii) does not require any consent or approval of, registration or filing with (other than any disclosure filing), or any other action by, any Governmental Authority, except as have been made or obtained or made and are in full force; and

(d)               this Amendment constitutes the legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.         CONTINUING EFFECT. Except as expressly provided herein, the Forbearance shall continue to be and shall remain in full force and effect in accordance with its terms. Except as expressly provided herein, this Amendment (i) shall not constitute an amendment, waiver or modification of any provision of the Forbearance Agreement and (ii) shall not be construed as an amendment, waiver or modification of any action on the part of the Borrowers or the other Obligors that would require an amendment, waiver or consent of the Credit Parties. This Amendment is a Loan Document.

SECTION 6.         MISCELLANEOUS. Sections 15 and 17 of the Forbearance Agreement are hereby incorporated herein mutatis mutandis.

SECTION 7.         CONSENT OF GUARANTORS. Each of the Guarantors hereby consents to this Agreement.

SECTION 8.         RELEASE. On and as of the Amendment Effective Date, each of the Obligors (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any of the Obligors, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby release and discharge, and shall be deemed to have forever released and discharged, the Credit Parties, and the Credit Parties’ respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties in their capacities as such under any of the Loan Documents, whether held in a personal or representative capacity, solely to the extent based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including (but not after) the date hereof in any way, directly or indirectly arising out of, connected with or relating to any of this Agreement, the Loan Documents and the transactions contemplated hereby or thereby, or any other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”). Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 8.

SECTION 9.         GOVERNING LAW. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 11.     SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, and the Credit Parties, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Agreement by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

SECTION 12.     NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

SECTION 13.     REVIEW AND CONSTRUCTION OF DOCUMENTS. Each party hereto hereby acknowledges, and represents and warrants to the other parties hereto, that:

(a)               it has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with legal counsel;

(b)               it has carefully reviewed this Agreement and fully understands all terms and provisions of this Agreement;

(c)               it has freely, voluntarily, knowingly, and intelligently entered into this Agreement of its own free will and volition;

(d)               none of the Credit Parties have a fiduciary relationship with any of the Obligors and the Obligors do not have a fiduciary relationship with the Credit Parties, and the relationship between the Credit Parties, on the one hand, and the Obligors, on the other hand, is solely that of creditor and debtor; and

(e)               no joint venture exists among the Obligors and the Credit Parties.

SECTION 14.     ENTIRE AGREEMENT; AMENDMENT. THE FORBEARANCE AGREEMENT AND THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THE CREDIT PARTIES’ FORBEARANCE WITH RESPECT TO THEIR RIGHTS AND REMEDIES WHICH MAY ARISE AS A RESULT OF THE SPECIFIED EVENTS OF DEFAULT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER THEREOF AND HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSION OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Amendment may be amended or waived only by an instrument in writing signed by the Borrowers, the Lenders constituting the Required Lenders and, to the extent required under Section 11.01 of the Credit Agreement, the Issuing Bank and the Administrative Agent.

SECTION 15.     COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 16.     HEADINGS. Section headings used in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

WEATHERFORD INTERNATIONAL LTD.

By:	/s/Mohammed Dadhiwala
	Name:	Mohammed Dadhiwala
	Title:	Vice President

WEATHERFORD INTERNATIONAL PLC

By:	/s/ Stuart Fraser
	Name:	Stuart Fraser
	Title:	Vice President and Chief Accounting Officer

WOFS ASSURANCE LIMITED

By:	/s/Mohammed Dadhiwala
	Name:	Mohammed Dadhiwala
	Title:	Vice President

Signature Page to

Amendment to Forbearance Agreement

AUSTRALIA GUARANTOR:

WEATHERFORD AUSTRALIA PTY LIMITED

By:	/s/ Antonino Gullotti
	Name:	Antonino Gullotti
	Title:	Director

By:	/s/ Robert Antonio De Gasperis
	Name:	Robert Antonio De Gasperis
	Title:	Director

Signature Page to

Amendment to Forbearance Agreement

BERMUDA GUARANTORS:

Key International Drilling Company Limited
Sabre Drilling Ltd.
Weatherford Bermuda Holdings Ltd.
Weatherford International Holding (Bermuda) Ltd.
Weatherford Pangaea Holdings Ltd.
Weatherford Services, Ltd.
WEATHERFORD HOLDINGS (BERMUDA) LTD.

By:	/s/ Mohammed Dadiwala
	Name:	Mohammed Dadiwala
	Title:	Vice President

Key International Drilling Company Limited

By:	/s/ Andrew David Gold
	Name:	Andrew David Gold
	Title:	President

Signature Page to

Amendment to Forbearance Agreement

BVI GUARANTORS:

Weatherford Colombia Limited
Weatherford Drilling International (BVI) Ltd.
Weatherford Drilling International Holdings (BVI) Ltd.
Weatherford Holdings (BVI) Ltd.
Weatherford Oil Tool Middle East Limited

By:	/s/ Mohammed Dadhiwala
	Name:	Mohammed Dadhiwala
	Title:	Vice President

Weatherford Holdings (BVI) Ltd.
Weatherford Oil Tool Middle East Limited

By:	/s/ Mohammed Dadhiwala
	Name:	Mohammed Dadhiwala
	Title:	Senior Vice President

Signature Page to

Amendment to Forbearance Agreement

CANADA GUARANTORS:

Weatherford Canada Ltd.
Weatherford (Nova Scotia) ULC

By:	/s/ Pamela M. Webb
	Name:	Pamela M. Webb
	Title:	Director & Vice President

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Amendment to Forbearance Agreement

ENGLAND GUARANTORS:

Weatherford EURASIA LIMITED
Weatherford U.K. Limited

By:	/s/ Richard Strachan
Name: Richard Strachan
Title: Director

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Amendment to Forbearance Agreement

LUXEMBOURG GUARANTORS:

Weatherford European Holdings (Luxembourg) S.à r.l.
Weatherford International (Luxembourg) Holdings S.à r.l.

By:	/s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Manager A

Signature Page to

Amendment to Forbearance Agreement

NETHERLANDS GUARANTOR:

Weatherford Netherlands B.V.

By:	/s/ N. L. V. Dgh
Name: N. L. V. Dgh
Title: Director

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Amendment to Forbearance Agreement

NORWAY GUARANTOR:

Weatherford NORGE AS

By:	/s/ Geiregil Maller Olsen
Name: Geiregil Maller Olsen
Title: Norway Director

Signature Page to

Amendment to Forbearance Agreement

PANAMA GUARANTOR:

Weatherford services s. de r.l.

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Administrator

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Amendment to Forbearance Agreement

SWITZERLAND GUARANTORS:

wofs swiss finance gmbh

By:	/s/ Aryana Gabariu-Truong
Name: Aryana Gabariu-Truong
Title: Managing Officer

Weatherford management company switzerland Sarl
weatherford worldwide holdings gmbh
weatherford holdings (Switzerland) gmbh

By:	/s/ Valleri Mueller
Name: Valleri Mueller
Title: Managing Officer

weatherford products gmbh
weatherford switzerland trading and development gmbh
wofs international finance gmbh

By:	/s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer

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Amendment to Forbearance Agreement

LOUISIANA GUARANTOR:

WEATHERFORD U.S., L.P.

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President

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Amendment to Forbearance Agreement

DELAWARE GUARANTORS:

PD Holdings (USA), L.P.
Precision Energy Services, Inc.
Weatherford Artificial Lift Systems, LLC
Weatherford Investment Inc.
Weatherford International, LLC
Weatherford/Lamb, Inc.
WEUS Holding, LLC

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President

Signature Page to

Amendment to Forbearance Agreement

CALIFORNIA GUARANTOR:

VISUAL SYSTEMS, Inc.

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President

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Amendment to Forbearance Agreement

TEXAS GUARANTOR:

precision oilfield Services, llp,

By:	/s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President

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Amendment to Forbearance Agreement

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, Issuing Bank and Lender

By:	/s/ Sandeep S. Parihar
Name: Sandeep S. Parihar
Title: Executive Director

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Amendment to Forbearance Agreement

Wells Fargo Bank, N.A.
Lender and Issuing Bank

By:	/s/ Reginald Dawson
Name: Reginald Dawson
Title: Managing Director

Signature Page to

Amendment to Forbearance Agreement

Morgan Stanley Bank, N.A.
Lender

By:	/s/ Kevin Newman
Name: Kevin Newman
Title: Authorized Signatory

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Amendment to Forbearance Agreement

Barclays Bank PLC (“Barclays”), solely in respect of its Portfolio Management Group (“PMG”) and not any other desk, unit, group, division, or affiliate of Barclays, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to

Amendment to Forbearance Agreement

The Toronto-Dominion Bank, New York Branch
Lender and Issuing Bank

By:	/s/ Maria Macchiaroli
Name: Maria Machiaroli
Title: Authorized Signatory

Signature Page to

Amendment to Forbearance Agreement

Citibank, N.A.
Lender

By:	/s/ Peter Baumann
Name: Peter Baumann
Title: Vice President

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Amendment to Forbearance Agreement

UniCredit Bank, AG, New York Branch
Lender

By:	/s/ Michael D. Novellino
Name: Michael D. Novellino
Title: Director

By:	/s/ Scott Obeck
Name: Scott Obeck
Title: Director

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Amendment to Forbearance Agreement

Skandinaviska Enskilda Banken AB (publ)
Lender

By:	/s/ Penny Neville-Park
Name: Penny Neville-Park
Title:

By:	/s/ Duncan Nash
Name: Duncan Nash
Title:

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Amendment to Forbearance Agreement

Royal Bank of Canada
Lender

By:	/s/ Leslie P. Vowell
Name: Leslie P. Vowell
Title: Authorized Signatory

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Amendment to Forbearance Agreement

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch
Lender

By:	/s/ Mauricio Benitez
Name: Mauricio Benetiz
Title: Managing Director

By:	/s/ Miriam Trautman
Name: Miriam Trautman
Title: Senior Vice President

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Amendment to Forbearance Agreement